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Exhibit 21

As of December 31, 2005

        A table of subsidiaries of Liberty Media Corporation is set forth below, indicating as to each the state or jurisdiction of organization and the names under which such subsidiaries do business. Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

Subsidiary Name	State or Country of Formation
1227844 Ontario Ltd.	CANADA (Ontario)
4G Media Ltd.	Turks & Caicos
ACTV Entertainment, Inc.	NY
ACTV Intellocity GmbH	GERMANY
ACTV International BV	NETHERLANDS
ACTV, Inc.	DE
Advision, LLC	DE
AEI Music Network, Inc.	WA
Affiliate Marks Investments, Inc.	DE
Affiliate Investment, Inc.	DE
Affiliate Relations Holdings, Inc.	DE
Affiliate Sales & Marketing, Inc.	DE
Aries Pictures LLC	CO
Ascent Entertainment Group, Inc.	DE
Associated Information Services Corporation	DE
Associated PCN Holding Corporation	DE
Barefoot Acquisition, LLC	DE
BDTV II Inc.	DE
BDTV III Inc.	DE
BDTV Inc.	DE
BDTV IV, Inc.	DE
BET Movies/STARZ!3, LLC	DE
BettingCorp. UK Ltd.	UK
CableSoft Corporation	DE
CDirect Mexico I, Inc.	DE
CDirect Mexico II, Inc.	DE
Commerce Technologies, Inc.	NY
Communication Capital Corp.	DE
Connectid, LLC	DE
CVN Companies, Inc.	MN
CVN Direct Marketing Corp.	MN
CVN Distribution Co., Inc.	MN
CVN Management, Inc.	MN
CVN Michigan, Inc.	MN
Diamonique Corporation	NJ
Digital ADCO, Inc.	DE
Dry Creek Productions LLC	CO
EI Holdings, Inc.	CO
Encore International Newco, LLC	CO
Encore London Limited	UK
Equipment OCV, Inc.	DE
ER Development International, Inc.	PA
ER Marks, Inc.	DE

EZShop International, Inc.	DE
GSI Commerce, Inc.	DE
Health Ventures Partners G.P.	PA
Hotel Digital Network Inc.	CA
Hotelevision, Inc (dba The Hotel Networks)	DE
HyperTV Networks, Inc.	DE
IC Marks, Inc.	DE
IM Experience, Inc.	PA
Influence Marketing Corp. (dba QVC@the Mall)	NOVA SCOTIA
Influence Marketing Services, Inc.	CANADA (Ontario)
Ingenius	CO
Innovative Retailing, Inc.	DE
Intellocity USA, Inc.	DE
iQVC GmbH	GERMANY
KSI, Inc.	DE
LBTW I, Inc.	CO
LBTW II, Inc.	CO
LBTW III, Inc.	CO
LDIG Aloy, Inc.	DE
LDIG Cars, Inc.	DE
LDIG Film, Inc.	DE
LDIG Financing LLC	DE
LDIG Food, Inc.	DE
LDIG Gamenet, Inc.	DE
LDIG House, Inc.	DE
LDIG ICTV Corp.	DE
LDIG Koz, Inc.	DE
LDIG NL, Inc.	DE
LDIG Online Retail, Inc.	DE
LDIG Order, Inc.	DE
LDIG OTV, Inc.	DE
LDIG Respond, Inc.	DE
LDIG UGON, Inc.	DE
LDIG, LLC	DE
Liberty Academic Systems Holdings, Inc.	CO
Liberty AEG, Inc.	DE
Liberty Aero, LLC	DE
Liberty AGI, LLC	DE
Liberty Animal Planet, LLC	CO
Liberty Animal, Inc.	DE
Liberty Associated Holdings LLC	DE
Liberty Associated, Inc.	DE
Liberty ATCL, Inc.	CO
Liberty Auction Holdings LLC	DE
Liberty Auction, Inc.	DE
Liberty BBandnow Holdings, LLC	DE
Liberty BBandnow, Inc.	DE
Liberty BETI, Inc.	DE
Liberty Broadband Interactive Television, Inc.	DE
Liberty Centennial Holdings, Inc.	DE
Liberty Challenger, LLC	DE
Liberty Citation, Inc.	DE

Liberty CM, Inc.	DE
Liberty CNBC, Inc.	CO
Liberty Court II, Inc.	CO
Liberty Court, Inc.	WY
Liberty Crown, Inc.	DE
Liberty CSG Cash, LLC	DE
Liberty CSG Warrants, LLC	DE
Liberty Denver Arena LLC	DE
Liberty Equator, Inc.	DE
Liberty ETC Holdings, LLC	DE
Liberty ETC, LLC	DE
Liberty EVNT, Inc.	DE
Liberty Family Preferred, LLC	DE
Liberty Finance LLC	DE
Liberty Freedom, Inc.	DE
Liberty FT Acquisition Inc.	CANADA
Liberty Geonet, Inc.	DE
Liberty GI II, Inc.	DE
Liberty GI, Inc.	DE
Liberty GIC. Inc.	CO
Liberty HSN II, Inc.	DE
Liberty IATV Events, Inc.	DE
Liberty IATV Holdings, Inc.	DE
Liberty IATV, Inc.	DE
Liberty IB2, LLC	DE
Liberty ICGX, Inc.	DE
Liberty IDTC 2, Inc.	DE
Liberty IDTC 3, Inc.	DE
Liberty IDTC 4, Inc.	DE
Liberty IDTC, Inc.	DE
Liberty IDTel Holdings, Inc.	DE
Liberty IDTel, Inc.	DE
Liberty IDTMED, Inc.	DE
Liberty International B-L LLC	DE
Liberty Java, Inc.	CO
Liberty KI, Inc.	DE
Liberty KV Holdings, Inc.	DE
Liberty KV Partners I, LLC	DE
Liberty Lightspan Holdings, Inc.	CO
Liberty LQ VII, LLC	DE
Liberty LSAT II, Inc.	DE
Liberty LSAT, Inc.	DE
Liberty MCNS Holdings, Inc.	CO
Liberty MicroUnity Holdings, Inc.	CO
Liberty MLP, Inc.	CO
Liberty NC II, Inc.	DE
Liberty NC III, Inc.	DE
Liberty NC IV, Inc.	DE
Liberty NC IX, Inc.	DE
Liberty NC V, Inc.	DE
Liberty NC VI, Inc.	DE
Liberty NC VII, Inc.	DE

Liberty NC VIII, Inc.	DE
Liberty NC XII, Inc.	DE
Liberty NC XIII, Inc.	DE
Liberty NC, Inc.	DE
Liberty NEA, Inc.	DE
Liberty Next, Inc.	DE
Liberty NP, Inc.	DE
Liberty Online Health KI Holdings, Inc.	CO
Liberty Online Health RN Holdings, Inc.	CO
Liberty PCLN, Inc.	DE
Liberty PL2, Inc.	DE
Liberty PL3, LLC	DE
Liberty Prime, Inc.	DE
Liberty Programming Company LLC	DE
Liberty Property Holdings, Inc.	DE
Liberty QS, Inc.	DE
Liberty QVC Holding, LLC	DE
Liberty Replay, Inc.	DE
Liberty Satellite & Technology, Inc.	DE
Liberty Satellite, LLC	DE
Liberty SMTRK of Texas, Inc.	CO
Liberty SMTRK, LLC	DE
Liberty Sportsouth, Inc.	GA
Liberty Tower, Inc.	DE
Liberty TP Holdings, Inc.	DE
Liberty TP Investment, LLC	DE
Liberty TP LLC	DE
Liberty TP Management, Inc.	DE
Liberty TSAT, Inc.	DE
Liberty TWSTY II, Inc.	DE
Liberty TWSTY III, Inc.	DE
Liberty VF, Inc.	DE
Liberty Virtual I/O, Inc.	CO
Liberty WDIG, Inc.	DE
Liberty WF Holdings LLC	DE
Liberty WF, Inc.	DE
Liberty Wireless 1, Inc.	DE
Liberty Wireless 10, Inc.	DE
Liberty Wireless 11, Inc.	DE
Liberty Wireless 2, Inc.	DE
Liberty Wireless 3, Inc.	DE
Liberty Wireless 4, Inc.	DE
Liberty Wireless 5, Inc.	DE
Liberty Wireless 6, Inc.	DE
Liberty Wireless 7, Inc.	DE
Liberty Wireless 8, Inc.	DE
Liberty Wireless 9, Inc.	DE
Liberty XMSR, Inc.	DE
Liberty/Fox Southeast LLC	DE
LMC Bay Area Sports, Inc.	CO
LMC BET Holdings LLC	DE
LMC BET, Inc.	CO

LMC Capital LLC	DE
LMC Denver Arena, Inc.	DE
LMC IATV Events, LLC	DE
LMC Information Services, LLC	DE
LMC Request, Inc.	CO
LMC Silver King, Inc.	CO
LMC Southeast Sports, Inc.	CO
LMC USA IX, Inc.	DE
LMC USA VIII, Inc.	DE
LMC USA XI, Inc.	DE
LMC USA XII, Inc.	DE
LMC USA XIII, Inc.	DE
LMC USA XIV, Inc.	DE
LMC USA XV, Inc.	DE
LMC Wireless 1, LLC	DE
LMC Wireless 2, LLC	DE
LMC Wireless 3, LLC	DE
LMC Wireless 4, LLC	DE
LMC Wireless 5, LLC	DE
LMC Wireless 6, LLC	DE
LMC Wireless Holdings, Inc.	DE
LMC Wireless IV, LLC	DE
LMC/LSAT Holdings, Inc.	DE
LQ III, Inc.	DE
LQ IV, Inc.	DE
LQ V, Inc.	DE
LQ VI, LLC	DE
LSAT Astro LLC	DE
LTP Wireless 1, LLC	DE
LTWX I, Inc.	CO
LTWX II, Inc.	CO
LTWX III, Inc.	CO
LTWX IV, Inc.	CO
LTWX V, Inc.	CO
MacNeil/Lehrer Productions	NY
Maxide Acquisition, Inc.	DE
Maxide Music, Inc.	DE
Media Online Services, Inc.	DE
On Command Argentina, SRL	ARGENTINA
On Command Canada, Inc.	CANADA
On Command Corporation	DE
On Command Development Corporation	DE
On Command Video Corporation	DE
ONCO-HTV, Inc.	DE
OpenGaming Ltd.	ISRAEL
OpenPlay (BVI) Ltd.	BVI
OpenStar Corporation	CO
OpenTV (Cayman) Digital Solutions	CAYMAN ISLANDS
OpenTV Advertising Holdings, Inc.	DE
OpenTV Asia-Pacific K.K.	JAPAN
OpenTV Australia Pty. Ltd.	AUSTRAILIA
OpenTV Corp.	British Virgin Islands

OpenTV Europe S.A.S.	FRANCE
OpenTV GmbH	GERMANY
OpenTV Holding N.V.	Netherlands Antilles
OpenTV Holdings B.V.	NETHERLANDS
OpenTV Hong Kong Pte Limited	HONG KONG
OpenTV Iberia SL	SPAIN
OpenTV Interactive Software (Beijing) Co. Ltd.	CHINA
OpenTV Japan K.K. (fka OpenTV AG)	SWITZERLAND
OpenTV UK Limited	UK
OpenTV US Holdings Inc.	DE
OpenTV US Investments, Inc.	DE
OpenTV, Inc.	DE
Pioneer Studios, Inc.	DE
Produce Acquisition, Inc.	DE
Puerto Rico Video Entertainment Corporation	DE
Q Fit, Inc.	DE
Q The Music, Inc.	DE
Q2, Inc.	NY
QC Marks, Inc.	DE
QDirect Ventures, Inc.	DE
QExhibits, Inc.	DE
QFlight, Inc.	DE
QHealth, Inc.	DE
QK Holdings, Inc.	DE
QS Holdings, Inc.	DE
QVC	GREAT BRITAIN
QVC Britain	ENGLAND
QVC Britain I Limited	ENGLAND
QVC Britain I, Inc.	DE
QVC Britain II, Inc.	DE
QVC Britain III, Inc.	DE
QVC Call Center GmbH & Co. KG	GERMANY
QVC Call Center Verwaltungs-GmbH	GERMANY
QVC Chesapeake, Inc.	VA
QVC China Domain Limited	HONG KONG
QVC China, Inc.	DE
QVC de Mexico de S. de R.L. de C.V.	MEXICO
QVC Delaware, Inc.	DE
QVC Deutschland GmbH	GERMANY
QVC eDistribution Inc. & Co. KG	GERMANY
QVC EDV-Service GmbH	GERMANY
QVC eService Inc. & Co. KG	GERMANY
QVC Germany I, Inc.	DE
QVC Germany II, Inc.	DE
QVC Grundstucksverwaltungs GmbH	GERMANY
QVC Handel GmbH	GERMANY
QVC Holdings, Inc.	DE
QVC International, Inc.	DE
QVC Investment, LLC	CO
QVC Japan Holdings, Inc.	DE
QVC Japan Services, Inc.	DE
QVC Japan, Inc.	JAPAN

QVC Local, Inc.	DE
QVC Mexico II, Inc.	DE
QVC Mexico III, Inc.	DE
QVC Mexico, Inc.	DE
QVC Middle East, Inc.	DE
QVC of Thailand, Inc.	DE
QVC Productworks, Inc.	DE
QVC Properties, Inc.	BRITAIN
QVC Publishing, Inc.	DE
QVC Realty, Inc.	PA
QVC Rocky Mount, Inc.	NC
QVC RS Naples, Inc.	FL
QVC San Antonio, Inc.	TX
QVC Satellite, Ltd	JAPAN
QVC St. Lucie, Inc.	FL
QVC Studio GmbH	GERMANY
QVC Virginia, Inc.	VA
QVC, Inc.	DE
QVC-QRT, Inc.	DE
RS Marks, Inc.	DE
RS Myrtle Beach, Inc.	SC
Satellite MGT, Inc.	DE
Savor North Carolina, Inc.	NC
SEG Investments, Inc.	DE
Spectradyne International, Inc.	DE
SpotOn International Ltd.	BERMUDA
Spyglass Integration, Inc.	DE
Spyglass, Inc.	DE
Starz Entertainment Group LLC	CO
Static 2358 France S.A.S.	FRANCE
Static 2358 Holdings Limited	UK
Static 2358 Limited	UK
Static 2358, Inc.	CA
TATV, Inc.	DE
TBH Marks, Inc.	DE
TCI Cathay TV, Inc.	CO
The Box Music Network S.L.	SPAIN
The Box Worldwide-Europe, B.V.	NETHERLANDS
TOBH, Inc.	DE
TP Middle East, LLC	DE
TruePosition China, LLC	DE
TruePosition, Inc.	DE
TSAT Holding 1, Inc.	DE
TSAT Holding 2, Inc.	DE
Video Jukebox Network Europe, Ltd.	UK
Virgin Islands Video Entertainment Corporation (dba Hotel Video Services)	DE
Wink Communications, Inc.	DE
Wink Interactive, Inc.	DE
X*PRESS Electronic Services, Ltd.	CO
X*PRESS Information Services, Ltd.	CO

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  Exhibit 21